UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 4, 2019

Alder BioPharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36431	90-0134860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11804 North Creek Parkway South Bothell, WA	98011
(Address of principal executive offices)	(Zip Code)

(425) 205-2900

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 4, 2019, in connection with the closing of the purchase by certain institutional and other accredited investors affiliated with or managed by Redmile Group, LLC (collectively, “Redmile”) of an aggregate of 1,739,130 shares (the “Redmile Shares”) of common stock, par value $0.0001 per share (“Common Stock”), of Alder BioPharmaceuticals, Inc. (“Alder”) pursuant to a common stock purchase agreement (the “Purchase Agreement”) dated February 26, 2019 by and among Alder and Redmile, Alder and Redmile entered into a registration rights agreement (the “Registration Rights Agreement”).

Pursuant to the Registration Rights Agreement, Alder has agreed to prepare and file under the Securities Act of 1933, as amended (the “Securities Act”), a prospectus supplement under its current registration statement on Form S-3 (SEC File No. 333-216199) registering the resale of the Redmile Shares under the Securities Act. Alder has agreed to file such prospectus supplement no later than April 29, 2019 (which is the day after the expiration of Alder’s 60-day lock-up period related to Alder’s public offering of Common Stock pursuant to an Underwriting Agreement dated February 27, 2019 with J.P. Morgan Securities LLC and SVB Leerink LLC, as representatives of the several underwriters named therein. Alder has also agreed to file, if needed, one or more additional registration statements, as necessary to register the resale of the Redmile Shares.

The foregoing summary of the Registration Rights Agreement is not intended to be complete and is qualified in its entirety by reference to the full text of the Registration Rights Agreement filed as Exhibit 4.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

Redmile is affiliated with one of Alder’s directors, Jeremy Green, and is Alder’s largest stockholder. In connection with Alder’s January 2018 issuance of convertible preferred stock to Redmile, Alder entered into a registration rights agreement with Redmile. Under the registration rights agreement, Alder filed a prospectus supplement under its effective registration statement on Form S-3 (SEC File No. 333-216199), and is required to file, if needed, one or more additional registration statements, as permissible and necessary, for the resale of the shares of Common Stock issued or issuable upon conversion of the convertible preferred stock and a warrant to purchase an aggregate of 75,000 shares of convertible preferred stock that Alder may be required to issue to Redmile.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Registration Rights Agreement by and between Alder BioPharmaceuticals, Inc. and the buyers listed on the Schedule of Buyers thereto, dated March 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alder BioPharmaceuticals, Inc.

Dated: March 5, 2019

	By:	/s/ James B. Bucher
James B. Bucher
Executive Vice President and General Counsel